                                                                    EXHIBIT 99.1

                            FORM OF MONTHLY STATEMENT

                  GreenTree Floorplan Receivables Master Trust
                                  Series 1996-1

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995 (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Conseco Finance Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee"), as supplemented by the Series 1996-1 Supplement dated as of June 1, 1996 (the Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-1 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of June 2001 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

A) Information regarding distribution in respect of the Class A Certificates per $1,000 original certificate principal amount

         (1) The total amount of the distribution in respect of Class A
         Certificates, per $1,000 original certificate principal amount    0.00
                                                                       --------

         (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per
         $1,000 original certificate principal amount                      0.00
                                                                       --------

         (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per
         $1,000 original certificate principal amount                      0.00
                                                                       --------

B)       Class A Investor Charge Offs and Reimbursement of Charge Offs

         (1) The amount of Class A Investor Charge Offs                    0.00
                                                                       --------

         (2) The amount of Class A Investor Charge Offs set forth in paragraph 1 above, per $1,000 original certificate principal
         amount                                                            0.00
                                                                       --------

         (3) The total amount reimbursed in respect of Class A Investor
         Charge Offs                                                       0.00
                                                                       --------

         (4) The amount set forth in paragraph 3 above, per $1,000
         original certificate principal amount                             0.00
                                                                       --------

         (5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
         Invested Amount after giving effect to all transactions on
         such Distribution Date                                            0.00
                                                                       --------

C) Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount

         (1) The total amount of the distribution in respect of Class B
         Certificates, per $1,000 original certificate principal amount    0.00
                                                                       --------

         (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per
         $1,000 original certificate principal amount                      0.00
                                                                       --------

         (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per
         $1,000 original certificate principal amount                      0.00
                                                                       --------

D) Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B
         Invested Amount

         (1) The amount of reductions in Class B Invested Amount
         pursuant to clauses (c), (d), and (e) of the definition of
         Class B Invested Amount                                           0.00
                                                                       --------

         (2) The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
         certificate principal amount                                      0.00
                                                                       --------

         (3) The total amount reimbursed in respect of such reductions
         in the Class B Invested Amount                                    0.00
                                                                       --------

         (4) The amount set forth in paragraph 3 above, per $1,000
         original certificate principal amount                             0.00
                                                                       --------

         (5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
         Invested Amount after giving effect to all transactions on
         such Distribution Date                                            0.00
                                                                       --------


                           Conseco Finance Corp., as Servicer

                           By: /s/ Timothy R. Jacobson
                               ---------------------------------------------
                               Name:  Timothy R. Jacobson
                               Title: Vice President and Assistant Treasurer

RECEIVABLES  ---

Beginning of the Month Principal Receivables:                                                               1,196,726,417.79
Removed Principal Receivables:                                                                                  4,206,193.88
Additional Principal Receivables:                                                                                       0.00
End of the Month Principal Receivables:                                                                     1,095,628,171.88
End of the Month Total Receivables:                                                                         1,095,628,171.88

Excess Funding Account Balance                                                                                250,135,013.89
Aggregate Invested Amount (all Master Trust Series)                                                         1,208,671,000.00

End of the Month Transferor Amount                                                                                      0.00

DELINQUENCIES AND LOSSES ---
                                                                                                              RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                                                                        2,190,133.18
   61-90 Days Delinquent                                                                                        1,986,193.58
   90+ Days Delinquent                                                                                          2,157,595.54

   Total 30+ Days Delinquent                                                                                    6,333,922.30


Defaulted Accounts During the Month                                                                             1,276,492.26


INVESTED AMOUNTS ---

Class A Initial Invested Amount                                                         0.00
Class B Initial Invested Amount                                                         0.00
Class C Initial Invested Amount                                                         0.00
Class D Initial Invested Amount                                                         0.00
INITIAL INVESTED AMOUNT                                                                                                 0.00

Class A Adjusted Invested Amount                                                        0.00
Class B Adjusted Invested Amount                                                        0.00
Class C Adjusted Invested Amount                                                        0.00
Class D Adjusted Invested Amount                                                        0.00
ADJUSTED INVESTED AMOUNT                                                                                                0.00

MONTHLY SERVICING FEE                                                                                              87,527.78

INVESTOR DEFAULT AMOUNT                                                                                                 0.00


SERIES 1996-1 INFORMATION

SERIES 1996-1 ALLOCATION PERCENTAGE                                                                                     0.00
SERIES 1996-1 ALLOCABLE FINANCE CHARGE                                                                                  0.00
SERIES 1996-1 UNREIMBURSED CHARGE-OFFS                                                                                 0.00%
SERIES 1996-1 ALLOCABLE DEFAULTED AMOUNT                                                                                0.00
SERIES 1996-1 MONTHLY FEES                                                                                              0.00
SERIES 1996-1 ALLOCABLE PRINCIPAL COLLECTIONS                                                                           0.00
SERIES 1996-1 REQUIRED TRANSFEROR AMOUNT                                                                                0.00
FLOATING ALLOCATION PERCENTAGE                                                                                          0.00

INVESTOR FINANCE CHARGE COLLECTIONS                                                                                    0.00%
INVESTOR DEFAULT AMOUNT                                                                                                 0.00
PRINCIPAL ALLOCATION PERCENTAGE                                                                                         0.00
AVAILABLE PRINCIPAL COLLECTIONS                                                                                         0.00

CLASS A FLOATING ALLOCATION                                                                                             0.00
CLASS A REQUIRED AMOUNT                                                                                            45,268.33

CLASS B FLOATING ALLOCATION                                                                                             0.00
CLASS B REQUIRED AMOUNT                                                                                             2,943.75

CLASS C FLOATING ALLOCATION                                                                                             0.00
CLASS D FLOATING ALLOCATION                                                                                            0.00%

TOTAL EXCESS SPREAD                                                                                                    0.00%

YIELD AND BASE RATE---

Base Rate (Current Month)                                                              6.03%
Base Rate (Prior Month)                                                                6.03%
Base Rate (Two Months Ago)                                                             6.03%
THREE MONTH AVERAGE BASE RATE                                                                                          6.03%

Series Adjusted Portfolio Yield (Current Month)                                        0.00%
Series Adjusted Portfolio Yield (Prior Month)                                          0.00%
Series Adjusted Portfolio Yield (Two Months Ago)                                       0.00%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                                                          0.00%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                                                           0.00%
   Class A Principal Collections                                                        0.00

CLASS B PRINCIPAL PERCENTAGE                                                                                           0.00%
   Class B Principal Collections                                                        0.00

CLASS C PRINCIPAL PERCENTAGE                                                                                           0.00%
   Class C Principal Collections                                                        0.00

CLASS D PRINCIPAL PERCENTAGE                                                                                           0.00%
   Class D Principal Collections                                                        0.00

AVAILABLE PRINCIPAL COLLECTIONS                                                         0.00

REALLOCATED PRINCIPAL COLLECTIONS                                                                                      $0.00

SERIES 1996-1 PRINCIPAL SHORTFALL                                                                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                                                      $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                                                         $0.00
Deficit Controlled Accumulation Amount                                                 $0.00
CONTROLLED DEPOSIT AMOUNT                                                                                              $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                                                                      $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                                                                        $0.00
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                                                           $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                                                     $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER                                                                           $0.00
THAN BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER                                                                           $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                                                $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS REIMBURSED                                                                 $0.00
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS REIMBURSED                                                                 $0.00
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS REIMBURSED                                                                 $0.00

                           Conseco Finance Corp., as Servicer

                           By: /s/ Timothy R. Jacobson
                               ---------------------------------------------
                               Name:  Timothy R. Jacobson
                               Title: Vice President and Assistant Treasurer